UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 12, 2011

GABRIEL TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23415 (Commission File Number)	22-3062052 (I.R.S. Employer Identification No.)

273 Green Street, Suite 4
San Francisco, California 94133
(Address of Principal Executive Offices)

(402) 614-0258
(Registrant’s Telephone Number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01	Other Events.

On December 12, 2011, the United States District Court, Southern District of California, issued an Order denying Gabriel Technologies Corporation's (“Gabriel”) motion to compel discovery on its trade secret claims, in the matter of Gabriel Technologies Corporation, et. al. vs. Qualcomm Incorporated, et. al., Case No. 08cv1992 AJB (MDD) (the "Order").

Gabriel intends to appeal the Order to the District Court within the next fourteen (14) days and will keep all options open to pursue the full legal appeal process to the Order, as permitted by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION By: /s/ George Tingo George Tingo President and Chief Executive Officer
Dated: December 14, 2011